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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 8, 2002
                                                       ----------------

                                BWAY Corporation
             (Exact name of registrant as specified in its charter)


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       DELAWARE                       1-12415                        36-3624491
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(State of incorporation)     (Commission File Number)    (IRS Employer Identification No.)
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          8607 Roberts Drive, Suite 250
                Atlanta, Georgia                                   30350-2230
    (Address of principal executive offices)                       (Zip Code)

               (770) 645-4800
       (Registrant's telephone number)


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                                BWAY CORPORATION
                                    Form 8-K

Unless the context otherwise requires, "BWAY" refers to BWAY Corporation and its subsidiaries, including its wholly-owned subsidiary BWAY Manufacturing, Inc., and unless the context otherwise requires, "we," "our," and "us" refer collectively to BWAY and BWAY's subsidiaries.

Statements used in the 8-K that relate to future plans, events, financial results, prospects or performance are forward-looking statements as encouraged by the Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than historical information, are forward-looking statements. These statements represent BWAY's current judgment on what the future holds. A variety of factors could cause business conditions and our actual results to differ materially from those expected by BWAY or expressed in such forward-looking statements. These factors include, without limitation, expected sales not materializing; labor unrest; changes in market price or market demand; changes in raw material costs or availability; loss of business from customers; unanticipated expenses; delays in implementing cost reduction initiatives; changes in financial markets; potential equipment malfunctions; management's inability to identify or execute strategic alternatives; the non-consummation of our merger with BCO Holding; and other risks and uncertainties detailed from time to time in BWAY's periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. BWAY undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrences of unanticipated events or changes to future operating results.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 99.1   Selected historical consolidated financial data of BWAY.

     Exhibit 99.2 Management's discussion and analysis of financial condition and results of operations of BWAY.

     Exhibit 99.3   Unaudited pro forma financial information of BWAY.


Item 9. Regulation FD Disclosure.

          Pursuant to Regulation FD, BWAY furnishes the following information:

Selected historical consolidated financial data of BWAY. The selected historical consolidated financial data of BWAY is filed as Exhibit 99.1 hereto, which
Exhibit is incorporated herein in its entirety by this reference.

Management's discussion and analysis of financial condition and results of operations of BWAY. Management's discussion and analysis of financial condition and results of operations of BWAY is filed as Exhibit 99.2 hereto, which Exhibit is incorporated herein in its entirety by this reference.

Unaudited pro forma financial information of BWAY. The unaudited pro forma financial information of BWAY is filed as Exhibit 99.3 hereto, which exhibit is incorporated herein in its entirety by this reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BWAY Corporation
                                      (Registrant)


Date: November 8, 2002                By: /s/ Jeffrey M. O'Connell
                                          -----------------------------------
                                          Jeffrey M. O'Connell
                                          Vice President, Treasurer and
                                          Secretary



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                                  Exhibit Index
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Exhibit Number                                      Description
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Exhibit 99.1     Selected historical consolidated financial data of BWAY.

Exhibit 99.2     Management's discussion and analysis of financial condition and results of operations of BWAY.

Exhibit 99.3     Unaudited pro forma financial information of BWAY.

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